Exhibit 99.1

INVESTOR MEETING MARCH 28, 2019 WELCOME

JAMES LANCE Corporate Finance and Investor Relations 2

Disclosure Regarding Foreword - Looking Statements This report contains forward - looking statements within the meaning of the federal securities laws . Other than statements of historical facts, all statements which address activities, events, or developments that the Company anticipates will or may occur in the future, including, but not limited to, such things as future capital expenditures, expansion, strategic plans, financial objectives, dividend payments, stock repurchases, growth of the Company’s business and operations, including future cash flows, revenues, and earnings, and other such matters, are forward - looking statements . These forward - looking statements are based on many assumptions and factors which are detailed in the Company’s filings with the U . S . Securities and Exchange Commission . These forward - looking statements are based largely on our expectations and judgments and are subject to a number of risks and uncertainties, many of which are unforeseeable and beyond our control . For additional discussion on risks and uncertainties that may affect forward - looking statements, see “Risk Factors” disclosed in the 2017 Annual Report on Form . 10 - K and Quarterly Report on Form 10 - Q for the quarter end November 3 , 2018 . Any changes in such assumptions or factors could produce significantly different results . The Company undertakes no obligation to update forward - looking statements, whether as a result of new information, future events, or otherwise . 3

4 WELCOME MEET THE TEAM

Chief Merchandising Officer, North America ANDY GRAY Chief Marketing Officer, North America JED BERGER 5 Chairman and Chief Executive Officer DICK JOHNSON Chief Financial Officer LAUREN PETERS Chief Executive Officer North America JAKE JACOBS Chief Executive Officer EMEA VIJAY TALWAR Chief Executive Officer Asia Pacific LEW KIMBLE Chief Strategy and Development Officer SCOTT MARTIN Chief Information and Customer Connectivity Officer PAWAN VERMA

AGENDA PROGRESS AGAINST 2015 LONG TERM STRATEGIES 2019 - 2023 STRATEGIC DIRECTION ELEVATING THE CUSTOMER EXPERIENCE INVESTING FOR LONG TERM GROWTH BUILDING STRATEGIC CAPABILITIES 2023 FINANCIAL OBJECTIVES Q&A 6

2015 LONG TERM STRATEGIES EXECUTE STRATEGIES EUROPEAN EXPANSION WOMEN’S DIGITAL PEOPLE KIDS’ CORE BUSINESS APPAREL 7 ACHIEVE RESULTS • SALES: $10 BILLION • SALES PER GROSS SQUARE FOOT: $600 • EBIT: 12.5% • NET INCOME: 8.5% • ROIC: 17% • INVENTORY TURNS: > 3.0 BE A TOP QUARTILE PERFORMER

5 - YEAR FINANCIAL RESULTS 8

AGENDA PROGRESS AGAINST 2015 LONG TERM STRATEGIES 2019 - 2023 STRATEGIC DIRECTION ELEVATING THE CUSTOMER EXPERIENCE INVESTING FOR LONG TERM GROWTH BUILDING STRATEGIC CAPABILITIES 2023 FINANCIAL OBJECTIVES Q&A 9

WE ARE ON A JOURNEY 10

VIDEO • Voice of the Customer 11

OUR CUSTOMER IS MOVING FASTER THAN EVER BEFORE 12

SHIFTS IN CONSUMER BEHAVIOR • Casualization in all Facets of Life • Concerts, Events and Gaming • Food & Travel • The Sharing Economy 13

OUR CUSTOMER DISCOVERS NEW BRANDS AND TRENDS FASTER THAN EVER SEED SCALE MATURE DECLINE 14

QUEST FOR SELF IDENT İ TY QUEST FOR SELF EXPRESSION QUEST FOR ENGAGEMENT Youth culture is a driving force of change 15

To be the leading global retailer of athletically inspired shoes and apparel OUR EVOLUTION 16

OUR MISSION: To fuel a shared passion for self - expression OUR VISION: To create unrivaled experiences for our consumers OUR POSITION: To be at the heart of the sport and sneaker communities 17

18 OUR CUSTOMER

OUR CUSTOMER COLLECTIONS Deliver the most compelling and unique assortments 19

OUR CUSTOMER CONTENT Engage consumers with powerful stories across multiple channels 20 COLLECTIONS Deliver the most compelling and unique assortments

OUR CUSTOMER COMMUNITY Focus on building trust and authentic relationships at a hyper - local level 21 CONTENT Engage consumers with powerful stories across multiple channels COLLECTIONS Deliver the most compelling and unique assortments

OUR CUSTOMER CONTENT Engage consumers with powerful stories across multiple channels CONNECTIVITY Empower the consumer with new pathways to participate, connect and share COMMUNITY Focus on building trust and authentic relationships at a hyper - local level 22 COLLECTIONS Deliver the most compelling and unique assortments

OUR CUSTOMER CONNECTIVITY Empower the consumer with new pathways to participate, connect and share CONVENIENCE Reimagine the retail and merchandising experience through speed, data and analytics COMMUNITY Focus on building trust and authentic relationships at a hyper - local level CONTENT Engage consumers with powerful stories across multiple channels COLLECTIONS Deliver the most compelling and unique assortments 23

OUR CUSTOMER COMMUNITY Focus on building trust and authentic relationships at a hyper - local level CONTENT Engage consumers with powerful stories across multiple channels COLLECTIONS Deliver the most compelling and unique assortments CONVENIENCE Reimagine the retail and merchandising experience through speed, data and analytics 24 CONNECTIVITY Empower the consumer with new pathways to participate, connect and share

Strategic Imperatives STRATEGIC IMPERATIVES Elevate the Customer Experience 25 OUR CUSTOMER

Strategic Imperatives STRATEGIC IMPERATIVES Invest for Long Term Growth Elevate the Customer Experience 26 OUR CUSTOMER

Strategic Imperatives STRATEGIC IMPERATIVES Drive Productivity Invest for Long Term Growth Elevate the Customer Experience 27 OUR CUSTOMER

Strategic Imperatives STRATEGIC IMPERATIVES Drive Productivity Leverage the Power of our People Invest for Long Term Growth Elevate the Customer Experience 28 OUR CUSTOMER

LEVERAGE THE POWER OF OUR PEOPLE TO CONTINUE TO WIN





Great Place To Work. Best Workplaces™ for Diversity USA 2018

Great Place To Work. Best Workplaces™ in Retail USA 2018



Enhance Leadership Strategy
Accelerate Evolving Organization
Acquire & Retain the Best Talent
Drive Performance & Accountability
Unite Our Communities of Talent

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PROGRESS AGAINST 2015 LONG TERM STRATEGIES 2019 - 2023 STRATEGIC DIRECTION ELEVATING THE CUSTOMER EXPERIENCE INVESTING FOR LONG TERM GROWTH BUILDING STRATEGIC CAPABILITIES 2023 FINANCIAL OBJECTIVES Q&A 30

31 JAKE JACOBS Chief Executive Officer North America VIJAY TALWAR Chief Executive Officer EMEA o Physical experiences o Knowing our consumers o Digital experiences Elevate the Customer Experience

ELEVATE THE CUSTOMER EXPERIENCE 32

We celebrate sneaker and youth culture with the world by bringing consumers incredible collections and awesome experiences 33

NOMADIC POWER STORES INVESTING IN EXPERIENCES: PHYSICAL 34 HIGH PROFILE STORES

VIDEO • Power Store 35

A new way of looking at membership Deliver products and experiences we know they want KNOWING OUR CONSUMERS Lead with data evolution 36

INVESTING IN EXPERIENCES: DIGITAL 37 SOCIAL WEBSITES APPS LEADING NEW PLATFORMS & AR NEW PLATFORMS

VIDEO • The Hunt 38

39 ANDY GRAY Chief Merchandising Officer, North America JED BERGER Chief Marketing Officer, North America o Our strategic partnerships o Consumer connected concepts o Introducing Greenhouse o Reimagining loyalty Elevate the Customer Experience Invest for Long Term Growth

40 INCREDIBLE PARTNERSHIPS INCREDIBLE IDEAS INCREDIBLE PRODUCTS CREATING INCREDIBLE EXPERIENCES THROUGH GREAT PARTNERSHIPS GREAT PRODUCT GREAT IDEAS + TO CONNECT WITH OUR CONSUMER

NIKE HOME & AWAY 41 ELEVATING THE EXPERIENCE WITH COLLECTIONS AND CONTENT THROUGH NEW EXPERIENCES IN OUR STORES NCX HOUSE OF HOOPS - COURTSIDE

VIDEO • Nike 42

ADIDAS OUR STRATEGIC SPEED PARTNERSHIP 43

VIDEO • adidas Speed Factory 44

45 Our strategic partnerships deliver distinct and engaging product concepts that connect with our consumer and lead the market

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VIDEO • Concepts over Colorways 47

CELEBRATING AND EXPANDING OUR FAMILY 48

INTRODUCING GREENHOUSE IS AN INNOVATION AND INCUBATION OPERATION WITHIN FOOT LOCKER, INC. WITH THE DISTINCT GOAL OF FUELING THE FUTURE OF OUR INDUSTRY AND BRANDS GREENHOUSE SERVES AS A PLATFORM TO EMPOWER, CREATE, AND INVEST IN THE NEXT GREAT IDEAS 49

50 GREENHOUSE INTERNAL ARCHITECTURE GREENHOUSE COLLABORATIONS GREENHOUSE CONCEPTS GREENHOUSE THINK TANK “CREATORS FIRST” approach to tap the next generation of cutting - edge creators to craft novel capsules and narratives that push the boundaries on design, category, and distribution. “BRANDS FIRST” approach to explore and execute bold, innovative opportunities to support a greater product story. “IDEAS FIRST” approach to provide organizational future - forward ideas, key relationships, and conversations that may or may not have product attached, for the banners to evaluate.

51 GREENHOUSE FRANCHISES O - 1: A platform for product built with good intentions to only be accessed with good intentions. PROJECT 366: Tapping an industry - leader in youth culture to mentor an unrecognized, creator to launch his/her brand. CREATOR SERIES: Creating novel and exciting product capsules with creators and brands. ONGOING PROGRAMS OUT OF THE GREENHOUSE ROOTED IN DISCOVERY, EMPOWERMENT, PURPOSE, AND AUTHENTICITY – ALL WITH THE DISTINCT GOAL OF FUELING THE FUTURE OF OUR BRANDS AND INDUSTRY SHOWROOM TOKYO: Serving as a pipeline to bring emerging Japanese brands into the U.S. marketplace. TITLES: Providing female creators and athletes a platform to reinvigorate sportswear together. SOUNDS: Discovering and empowering unsigned artists that will serve as the soundtrack for our consumers’ everyday lives. CANVAS: Discovering and empowering the next generation of unheralded talent in the art community. PENSOLE: Collaborating on special programs, products, and concepts by utilizing Pensole Academy’s pipeline of design talent.

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53 INTRODUCING The new membership program from the Foot Locker, Inc. family that flexes with you

54 & Additional Partners ONE CONNECTED ECOSYSTEM

One Head Start 10,000 XPoints $10 Foot Locker Gift Card 30,000 XPoints Crep Protect Care Kit 1,000 XPoints Enter to Win Autographed Adriana Lima Shoes 500 XPoints $5 Donation to Foot Locker Foundation 100 XPoints Nike Air Force 1 Bodega Rose Planter 300,000 XPoints 55 One Head Start 10,000 XPoints $10 Foot Locker Gift Card 30,000 XPoints

VIDEO • FLX 56

PROGRESS AGAINST 2015 LONG TERM STRATEGIES 2019 - 2023 STRATEGIC DIRECTION ELEVATING THE CUSTOMER EXPERIENCE INVESTING FOR LONG TERM GROWTH BUILDING STRATEGIC CAPABILITIES 2023 FINANCIAL OBJECTIVES Q&A 57

58 JAKE JACOBS Chief Executive Officer North America LEW KIMBLE Chief Executive Officer Asia Pacific o Leveraging strategic investments o Expanding in Asia market Elevate the Customer Experience Invest for Long Term Growth

LEVERAGING OUR RECENT INVESTMENTS TO ELEVATE THE CUSTOMER EXPERIENCE Empowering kids through play Simplifying the way parents shop and elevating kids engagement Fueling the future of our industry Empowering Women Elevating and empowering sneaker culture 59

VIDEO • Voice of the Investments 60

ASIA MARKET Vibrant sneaker culture One of the most digitally connected customers Excited about a multi - branded experience 61

62 2018 WAS JUST THE START OF OUR ASIA EXPANSION www.footlocker.my MALAYSIA 1 STORE www.footlocker.hk HONG KONG 1 STORE www.footlocker.sg SINGAPORE 3 STORES MAINLAND CHINA Digital entry in partnership with Tmall Stores and Digital Touch Points

VIDEO • Hong Kong Power Store 63

IN 2019 & BEYOND, WE WILL CONTINUE TO BRING OUR DYNAMIC, MULTI - BRANDED EXPERIENCE TO THE REGION Omni Channel, Customer - led Focus Build - out of Center of Excellence and Supply Chain Capabilities Deliver Customer Experience through the Lens of the 5 C’s 5+ Countries 15+ Metro Areas/Cities Potential for 150+ Stores 64

PROGRESS AGAINST 2015 LONG TERM STRATEGIES 2019 - 2023 STRATEGIC DIRECTION ELEVATING THE CUSTOMER EXPERIENCE INVESTING FOR LONG TERM GROWTH BUILDING STRATEGIC CAPABILITIES 2023 FINANCIAL OBJECTIVES Q&A 65

66 PAWAN VERMA Chief Information and Customer Connectivity Officer SCOTT MARTIN Chief Strategy and Development Officer o Data and technology o Connectivity and convenience o Supply chain o Evolution of retail o Store taxonomy and growth strategy o Investment strategy Elevate the Customer Experience Drive Productivity Invest for Long Term Growth

Enabling our Strategy through Data and Technology • Creating the infrastructure to enable future capability buildout and innovation BUILDING A SOLID FOUNDATION • Leveraging data and technology to engage, acquire, and retain customers DRIVING ROBUST CUSTOMER EXPERIENCES 67

We are building a solid infrastructure to enable future capability build out and innovation 68 NEW POS SYSTEMS AND HARDWARE CENTRALIZED DATA PLATFORM AND APIs FLEXIBLE & SCALEABLE CLOUD PLATFORM VOICE OF THE CUSTOMER PROGRAM

DRIVING ROBUST CUSTOMER EXPERIENCES 69 Optimizing Customer Lifecycle Management Driving Customer Connectivity & Convenience Member Obsessed Driving Digital Personalization

70 We are driving customer connectivity and convenience • Creating robust and feature rich web and mobile experiences • Empowering our Associates with technology that enables them to better serve our customer

71 We are member obsessed • Providing our customers with exclusive access, experiences, and products to serve them better KNOWING OUR CUSTOMERS BETTER CONNECTED ACROSS BANNERS PRIVACY RULE COMPLIANT ENABLED BY POS ROLL OUT

72 LOCATION BASED CUSTOMER VALUE BASED CROSS - CHANNEL MULTI - TOUCH ATTRIBUTION Optimizing customer lifecycle management • Guiding our customers in their journey across our banner portfolio in order to optimize lifetime value

73 DRIVE PERSONALIZATION PRODUCT RECOMMENDATIONS PERSONALIZED SEARCH TAILORED OFFERS RELEVANT CONTENT DYNAMIC MESSAGING

BUILDING A CUSTOMER - DRIVEN SUPPLY CHAIN 74 Improving End - to - End Flow Building a Robust & Agile Network Driving Omni - Channel Convenience Implementing Transformative Technology Upgrades

Delivering a perfect order, every time Lowering cost per unit RELENTLESS FOCUS ON THE FUNDAMENTALS 75 Right product, right place, right time

Source: ICSC GERMAN Y CHINA FRANCE U.K. AUSTRAI LIA CANADA U.S. 2 3 4 5 11 16 24 RETAIL SF PER CAPITA We are adapting and re - imagining the role of space in an omni - channel world SOME MALLS MAY LEAVE, BUT OUR CUSTOMERS REMAIN 76

77 WE ARE ANTICIPATING THE NEXT EVOLUTION OF RETAIL AND LEADING THE INDUSTRY FORWARD LEGACY RETAIL PURPOSE DRIVEN RETAIL CONCEPTS NEXT GEN COMMERCE PLATFORMS EXPERIENTIAL MARKETPLACE

DRIVING BETTER PRODUCT MIX UNDERSTANDING MARKET POTENTIAL CREATING COMMUNITY 78 UNLOCKING OUR POTENTIAL IS ABOUT TURNING DATA INTO PASSION, PURPOSE & ACTIONABLE INSIGHTS

IN THE LAST 3 YEARS, WE’VE BUILT 10 HIGH PROFILE STORES AROUND THE WORLD • Foundational to Elevating the Brand Globally • Pinnacle Expression of our Brands • Unique Test and Learn Opportunity TORONTO NEW YORK CHICAGO LOS ANGELES PARIS ROME 3 1 1 2 1 2 79

80 WE CONTINUE TO REINVEST IN OUR CORE STORES • 14 th Street NYC Concept • Enhanced Head - to - Toe Storytelling • Local Artwork • Elevated Convenience (lockers)

OUR POWER STORE JOURNEY HAS JUST BEGUN • We are on a mission to connect with and celebrate the communities we serve 81 DETROIT PHILLY LIVERPOOL HONG KONG LONDON

82 Inspired Entrance Localized Artwork & Product Omni - Channel Convenience Creating Space For Women Enhanced Kid’s Zone Enhanced Storytelling Flexible Activation Area CREATE CURIOSITY EMOTIONAL ENGAGEMENT CONNECT COMMUNITY INSPIRING HER POWER OF PLAY CONNECT INFLUENCERS CONNECT DIGITAL & PHYISCAL EVERY POWER STORE IS GUIDED BY 7 DESIGN PRINCIPLES 1 2 3 4 5 6 7

VIDEO • Power Store Module & Home Grown 83

84 OUR “HOME GROWN” PLATFORM IS CREATING AUTHENTIC CONNECTIONS • Partnering with local artists & influencers • Creating custom art and products alike • Supporting aspiring entrepreneurs CHRISTIAN CROSBY LIVE LIFE NICE, PHILLY DESIREE KELLY ARTIST, DETROIT

Net Promoter Score Customer Acquisition Brand Sentiment New to File Spend Overall Satisfaction Customer Retention 85 DETROIT EXAMPLE • Customer Sentiment • Customer Acquisition • Customer Retention DOING WELL BY DOING GOOD

2020: 50+ 2019: 20+ 2018: 5 • 2017 - 2018: Concept development • 2019: Refine the model • 2020 & Beyond: Scale 200+ Total opportunities through 2023 POWER STORES We are on a global journey… 86

As Power Stores scale, we can optimize portfolio performance OPTIMIZING FOOTPRINT Net Store Count LEVERING OCCUPANCY Gross Square Feet ENHANCING CUSTOMER EXPERIENCE Selling Square Feet Up Low Single Digit % Flat to Up Low Single Digit % Up Low Single Digit % BALANCING THE MIX Mall/Off - Mall Split 2018: ~80% On Mall 2023: <70% On Mall 87

INVESTING FOR THE LONG TERM 88 Supporting the growth of our new partners while leveraging insights and capabilities that can augment our business

WE ARE INVESTING IN PURPOSE, PASSION & PEOPLE 89 • Understand and embrace innovation and new business models • Expand customer reach and elevate experience • Enhance capabilities and develop actionable insights

PROGRESS AGAINST 2015 LONG TERM STRATEGIES 2019 - 2023 STRATEGIC DIRECTION ELEVATING THE CUSTOMER EXPERIENCE INVESTING FOR LONG TERM GROWTH BUILDING STRATEGIC CAPABILITIES 2023 FINANCIAL OBJECTIVES Q&A 90

Strategic Imperatives STRATEGIC IMPERATIVES Drive Productivity Leverage the Power of our People Invest for Long Term Growth Elevate the Customer Experience 91 OUR CUSTOMER

5 - YEAR FINANCIAL RANGES 92 Sales Mid - Single Digit CAGR Net Income Margin High - Single Digit Sales per Gross Square Foot $525 - $575 Return on Invested Capital Mid - Teens Earnings Before Interest and Taxes Margin Low Double - Digits Inventory Turnover 3 - 4 Times

FINANCIAL OBJECTIVES BY 2023 Gross Margin Rate SG&A Rate Depreciation Rate 2018 2023 31.8% 32% - 33% 20.3% 18% - 19% 2.2% 2% 93

CAPITAL STRUCTURE OBJECTIVE Maintain financial flexibility to achieve strategic imperatives Invest in Strategic Opportunities Fund Shareholder Dividends Execute Opportunistic Share Repurchase Program 94 Average $250 Million per year Net closures of approximately 85 stores in 2019 Average 20 to 40 net new stores - 2019 through 2023 CAPITAL EXPENDITURES

OUR MISSION: To fuel a shared passion for self - expression OUR VISION: To create unrivaled experiences for our consumers OUR POSITION: To be at the heart of the sport and sneaker communities 95

BRIEF INTERMISSION 96

PROGRESS AGAINST 2015 LONG TERM STRATEGIES 2019 - 2023 STRATEGIC DIRECTION ELEVATING THE CUSTOMER EXPERIENCE INVESTING FOR LONG TERM GROWTH BUILDING STRATEGIC CAPABILITIES 2023 FINANCIAL OBJECTIVES Q&A 97

THANK YOU 98